UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 240.14a-12

NOBILITY HOMES, INC.
(Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOBILITY HOMES, INC.

Notice and Proxy Statement

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 19, 2011

TO THE HOLDERS OF COMMON STOCK:

PLEASE TAKE NOTICE that the annual meeting of the shareholders of NOBILITY HOMES, INC. will be held on Tuesday, the 19th day of July, 2011, at 10:00 A.M. local time, at our executive offices, 3741 S.W. 7th Street, Ocala, Florida.

The meeting will be held for the following purposes:

1.	To elect as directors the five nominees named in the attached proxy statement to serve terms expiring at the annual meeting of shareholders to be held in 2012 and until their successors have been elected and qualified.

2.	To adopt the Nobility Homes 2011 Stock Incentive Plan.

3.	To transact such other business as may properly come before the meeting or any adjournment.

To be sure that your shares will be represented at the meeting, please date, sign and return your proxy, even if you plan to attend in person. A form of proxy and a self-addressed, postage prepaid envelope are enclosed. If you do attend the meeting, you may withdraw your proxy and vote in person.

By Order of the Board of Directors, Jean Etheredge, Secretary

DATED: June 6, 2011

i

NOBILITY HOMES, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 19, 2011

This proxy material and the enclosed form of proxy are being sent to the shareholders of Nobility Homes, Inc. on or about June 6, 2011, in connection with the solicitation by our board of directors of proxies to be used at the annual meeting of our shareholders. The meeting will be held at our executive offices, 3741 S.W. 7th Street, Ocala, Florida, at 10:00 A.M. local time, on Tuesday, July 19, 2011.

If the enclosed form of proxy is executed and returned, you may revoke it at any time if it has not yet been exercised, by delivering a later dated proxy or written notice of revocation to our corporate secretary or by attending the annual meeting and electing to vote in person. The shares represented by the proxy will be voted unless the proxy is received in such form as to render it not votable. The proxy is in ballot form so that you may specifically grant or withhold authority to vote for the election of each director. Unless you direct otherwise, the shares represented by the proxy will be voted “for” the election of each director nominated by the board of directors. Directors will be elected by a plurality of the votes cast by shares entitled to vote at the meeting. Therefore, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote.

Shareholders of record at the close of business on May 27, 2011 will be entitled to vote. Each share of common stock is entitled to one vote on any matter to come before the meeting. As of May 27, 2011, we had 4,056,144 shares of common stock outstanding and entitled to vote.

The complete mailing address of our principal executive office is P.O. Box 1659, Ocala, Florida 34478.

PRINCIPAL HOLDERS OF OUR COMMON SHARES

The following table sets forth, as of May 27, 2011, information as to our $.10 par value common stock owned beneficially, directly or indirectly, (1) by each person who is known by us to own beneficially more than 5% of our outstanding voting securities, (2) by each director, (3) by each executive officer named in the summary compensation table set forth elsewhere herein and (4) by all directors and executive officers as a group:

Name and Address of Beneficial Owner(1)	Number of Common Shares Beneficially Owned(1)(2)		Percent of Class
Terry E. Trexler Irrevocable Trust(3) Kay Charlton, Trustee(5) P. O. Box 2146 Winter Park, Florida 32790	2,180,535	(4)	53.8%
Terry E. Trexler(6) 3741 S.W. 7th Street Ocala, Florida 34474	3,073	(7)	*
Thomas W. Trexler(8) 3741 S.W. 7th Street Ocala, Florida 34474	409,936	(9)	10.1%
Richard C. Barberie(8) 15300 SE 140 Avenue Road Weirsdale, Florida 32195	825		*
Robert P. Holliday (8) 931 NW 37th Avenue Ocala, Florida 34475	4,935		*
Robert P. Saltsman (8) 222 South Pennsylvania Avenue, Suite 200 Winter Park, Florida 32789	2,537		*
GAMCO Investors, Inc.(10) One Corporate Center Rye, New York 10580	289,948		7.2%
Directors and executive officers (7 persons)	468,818		11.6%

*	Less than 1%
(1)	Unless otherwise noted, information contained in this table is based upon information furnished by the beneficial owners.
(2)	Unless otherwise noted, all shares are owned directly with sole voting and dispositive power.

(3)

Mr. Terry Trexler established this trust for personal estate and tax planning reasons. Mr. Trexler is the sole beneficiary of the trust and has no voting or dispositive power with respect to the shares held by the trust.

(4)	All shares are owned directly by the Terry E. Trexler Irrevocable Trust. Ms. Charlton has no pecuniary interest in the shares.
(5)	Ms. Charlton is the trustee of the Terry E. Trexler Irrevocable Trust and, as such, is vested with sole voting and dispositive power with respect to all shares owned by the trust.
(6)	Mr. Terry Trexler is our president and chairman of the board. Additional information is contained under “Nomination and Election of Directors”.
(7)	Includes 2,040 shares held in trust for the benefit of Mr. Trexler’s grandchild and 1,033 shares owned through our 401(k) plan.
(8)

Mr. Thomas Trexler is our executive vice president and director. Messrs. Barberie, Holliday and Saltsman are our directors. Additional information is contained under “Nomination and Election of Directors”.

(9)	Includes 1,067 shares owned through our 401(k) plan.
(10)

Information is based solely from Amendment No. 4 to Schedule 13D filed with the SEC on March 17, 2009 by one or more of the following persons: GGCP, Inc. (“GGCP”), GAMCO Investors, Inc. (“GBL”), Gabelli Funds, LLC (“Gabelli Funds”), GAMCO Asset Management Inc. (“GAMCO”), Teton Advisors, Inc. (“Teton Advisors”), Gabelli Securities, Inc. (“GSI”), Gabelli & Company, Inc. (“Gabelli & Company”), MJG Associates, Inc. (“MJG Associates”), Gabelli Foundation, Inc. (“Foundation”), and Mario Gabelli. GBL, GAMCO, and Gabelli & Company are New York corporations and GSI and Teton Advisors are Delaware corporations, each having its principal business office at One Corporate Center, Rye, New York 10580. GGCP is a New York corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830. Gabelli Funds is a New York limited liability company having its principal business office at One Corporate Center, Rye, New York 10580. MJG Associates is a Connecticut corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830. The Foundation is a Nevada corporation having its principal offices at 165 West Liberty Street, Reno, Nevada 89501.

PROPOSAL 1: NOMINATION AND ELECTION OF DIRECTORS

At the meeting, a board of five directors will be elected to serve for one year and until the election and qualification of their successors. Your proxy will be voted, unless you withhold authority to do so, for the election as directors of the persons named below, who have been nominated by our current board of directors.

Our bylaws provide that the board of directors shall be made up of no fewer than one nor more than ten directors. The current board of directors has determined that five directors are appropriate for the present time. Proxies cannot be voted for more than five nominees.

Each nominee has consented to being named as such in this proxy statement and is presently available for election. Each nominee presently is a member of the board, having been elected as such at the last annual meeting of the shareholders.

If any nominee should become unavailable, the persons voting the accompanying proxy may, in their discretion, vote for a substitute. Additional information concerning the nominees,

based on data furnished by them, is set forth below. Terry E. Trexler is the father of Thomas W. Trexler.

The board of directors recommends a vote “for” the election of each of the following nominees. Proxies solicited by the board of directors will be so voted unless shareholders specify in their proxies a contrary choice.

Name (Age)	Principal Occupation or Employment; Certain Other Directorships	Year First Became Director
Terry E. Trexler (71)	Our chairman of the board, chief executive officer and president for more than five years; Mr. Trexler is also president of TLT, Inc.	1967

Thomas W. Trexler (47)	Our executive vice president and chief financial officer since December 1994; president of Prestige Home Centers, Inc. since June 1995; director of Prestige since 1993 and vice president from 1991 to June 1995; president of Mountain Financial, Inc. since August 1992; vice president of TLT, Inc. since September 1991	1993

Richard C. Barberie (72)	Our vice president of purchasing from December 1994 until his retirement in June 1995; our executive vice president for more than five years prior to December 1994	1975

Robert P. Holliday (73)	President of Chariot Eagle, Inc. (which is engaged in the park model and manufactured home business) since 1984 and president of Chariot Eagle-West, Inc. since 1995	1996

Robert P. Saltsman (58)	Attorney and CPA in private practice since 1983; prior to 1983 Mr. Saltsman was employed as a CPA by Arthur Andersen & Co. in Orlando, Florida	1988

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act, a Form 4 reporting the acquisition or disposition of Nobility securities by an officer, director or 10% shareholder must be filed with the Securities and Exchange Commission no later than the second business day after the date on which the transaction occurred unless certain exceptions apply. Most transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of our fiscal year. Based on information provided by our directors and executive officers, during the fiscal year ended November 6, 2010, all required reports were filed on a timely basis.

BOARD OF DIRECTORS AND COMMITTEES

Board Composition

Our board of directors is comprised of five members, a majority of whom are independent directors. The board of directors has determined that our non-management directors, Messrs.

Richard Barberie, Robert Holliday and Robert Saltsman, are all independent according to current NASDAQ rules. During the fiscal year ended November 6, 2010, the board of directors held four regular meetings. Our non-management directors meet in executive sessions without management on a regular basis. All directors attended 100% of the meetings of the board of directors and committees of the board on which they served.

Board Role in Risk Oversight

Our board is actively involved in the oversight of risks that could affect the Company. Although this oversight is conducted in part through the committees of the board as disclosed in the descriptions of the committees below and in the charters of each of the committees, the full board has retained responsibility for the general oversight of risks. The board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Risk Considerations in our Compensation Policies

Our board believes that our compensation policies and practices are reasonable and properly align our employees’ interests with those of our shareholders. The board believes that the fact that incentive compensation for our executive officers and other employees is tied to earnings encourages actions that improve the Company’s profitability over the short and long term. In addition, the compensation committee reviews changes to our compensation policies and practices to ensure that such policies and practices do not encourage our executive officers and other employees to take actions that are likely to result in a material adverse effect on the Company.

Board Committees

Our board of directors has established three standing committees; a compensation committee, an audit committee and a nominating committee.

Compensation Committee. The compensation committee is presently comprised of Messrs. Richard Barberie, Robert Holliday and Robert Saltsman. The compensation committee evaluates the performance of the CEO and other executive officers and recommends to the board of directors the salaries and bonuses, if any, to be paid to the executive officers. The compensation committee has a written charter which is available on our website at www.nobilityhomes.com. The compensation committee did not meet during fiscal year 2010 because no bonuses or compensation changes were being proposed during 2010.

Audit Committee. The audit committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act. During fiscal 2010, the audit committee was comprised of Messrs. Robert Saltsman, Robert Holliday and Richard Barberie, all of whom are considered independent under current NASDAQ rules. The audit committee has a written charter which establishes the scope of the committee’s responsibilities and how it is to carry out those responsibilities. The audit committee charter charges the committee with overseeing management’s conduct of our financial reporting process, including: (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our internal and external auditors. The audit committee charter is available on our website at www.nobilityhomes.com. The audit committee met five times during fiscal 2010.

The board of directors has determined that Mr. Robert Saltsman is the audit committee financial expert, and is independent under current NASDAQ rules.

Nominating Committee. The board of directors has established a nominating committee comprised of Messrs. Robert Saltsman, Robert Holliday and Richard Barberie, all of whom are considered independent under current NASDAQ rules. The nominating committee’s charter is available on our website at www.nobilityhomes.com. The nominating committee met one time during fiscal year 2010. The nominating committee will consider suggestions for potential director nominees nominated by our board from many sources, including management and our shareholders. Any such nominations, together with appropriate biographical information, should be submitted to the nominating committee no later than October 6, 2011 by sending a letter to our corporate secretary at P.O. Box 1659, Ocala, Florida 34478. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Shareholder Nomination For Director.”

In evaluating director nominees, including candidates submitted by shareholders, the nominating committee will consider the candidate’s experience, integrity, ability to make independent analytical inquiries, understanding of our business environment and willingness to devote adequate time to board duties. The nominating committee will also consider whether a candidate meets the definition of “independent director” under NASDAQ rules. There are no stated minimum criteria for director nominees, and the nominating committee may also consider such other factors as it deems to be in the best interest of Nobility and its shareholders.

EXECUTIVE COMPENSATION

Overview

The compensation committee of our board of directors established, subject to the approval of the full board of directors, the compensation for our chief executive officer and our chief financial officer, who are our only officers whose total compensation for the fiscal year ended November 6, 2010 exceeded $100,000. We refer to these individuals as the “named executive officers.”

Because we are a small company, our compensation committee has sought to avoid the expense of retaining an outside compensation consultant to assist the committee with compensation plan design. The compensation committee takes into consideration recommendations of our CEO for compensation for officers other than our CEO.

Base Salary. The compensation committee sets salary levels for named executive officers so as to reflect the duties and level of responsibilities inherent in the position and current economic conditions relating to our business. In establishing salary levels, the compensation committee considers the particular qualifications and level of experience of the individual holding the position in establishing a salary level when the individual is first appointed to a given position.

At his request, our CEO’s base salary has remained fixed for the last five fiscal years because a major incentive for his performance is the value of his substantial stock ownership in Nobility. Our CFO receives the same base salary as our CEO, with the majority of his compensation paid as quarterly incentive compensation. Due to the challenging economic environment in which we currently operate, we did not increase our CFO’s base salary for fiscal 2007, 2008, 2009 or 2010.

Quarterly Incentive Bonuses. We provide certain employees, including the named executive officers, the opportunity to earn a quarterly incentive bonus based on an evaluation of the employee’s individual performance and our performance. The bonus pool is based on a specified percentage earnings before interest and taxes for the quarter. The bonus pool is divided among eligible employees on a discretionary rather than formulaic basis. In considering bonuses for named executive officers other than the CEO, the compensation committee consults with our chairman and CEO regarding instances of exceptional effort demonstrated by an employee. No named executive officer is automatically entitled to a bonus or a bonus in any particular amount. Due to the downturn in our sales and earnings during fiscal 2009 and 2008, neither our CEO nor our CFO received a bonus in fiscal 2010 or fiscal 2009.

Summary Compensation Table

for fiscal years ended November 6, 2010 and October 31, 2009

The following table provides information about all compensation awarded to, earned by or paid to our named executive officers during the fiscal years ended November 6, 2010 and October 31, 2009.

Name and Principal Positions	Year	Salary		Non-Equity Incentive Plan Compensation		All Other Compensation			Total
Terry E. Trexler President, chief executive officer	2010 2009	$ $	93,500 93,500	$ $	— —	$ $	39,395 39,395	(1) (1)	$ $	132,895 132,895
Thomas W. Trexler Executive vice president and chief financial officer	2010 2009	$ $	93,500 93,500	$ $	— —	$ $	17,904 17,904	(2) (2)	$ $	111,404 111,404

(1)	All other compensation for Mr. Terry E. Trexler for fiscal years 2010 and 2009 includes $39,395 in insurance premiums paid or accrued by us on two term life insurance policies on the life of Mr. Terry E. Trexler. In the event of Mr. Trexler’s death, the proceeds will be paid to Mr. Trexler’s designated beneficiaries.

(2)	All other compensation for Mr. Thomas W. Trexler for fiscal years 2010 and 2009 includes $16,220 in insurance premiums paid or accrued by us on a term insurance policy on the life of Mr. Thomas W. Trexler. In the event of Mr. Trexler’s death, the proceeds will be paid to Mr. Trexler’s designated beneficiaries. The balance consists of the portion of a car allowance attributable to Mr. Trexler’s personal use of a company-provided car.

We did not grant any stock options, restricted stock awards or other equity-based awards to the named executive officers during fiscal 2010. No equity awards vested for our named executive officers during fiscal 2010 and our named executive officers did not exercise any stock options or hold any stock options or other equity awards at the end of fiscal 2010.

Independent Director Compensation

For fiscal year ended November 6, 2010

The following table summarizes compensation to independent directors for the fiscal year ended November 6, 2010. Directors who are not employees of Nobility Homes receive a fee of $2,000 payable quarterly. The chairman of the Audit Committee receives an additional $1,250 payable quarterly. We do not provide our independent directors with any compensation, equity awards or other benefits other than cash fees. No directors hold any stock options or other awards under our stock option plan.

Name	Total Fees Earned or Paid in Cash
Richard C. Barberie	$8,000
Robert P. Holliday	$8,000
Robert P. Saltsman	$15,000	(1)

(1)	The board of directors approved Robert Saltsman in his capacity as chairman of the audit committee to work with the Company in connection with its Sarbanes-Oxley audit review. The amount shown includes $2,000 approved by the board of directors for Mr. Saltsman’s additional work.

AUDIT COMMITTEE REPORT

The purpose of the audit committee is to assist the board of directors in its oversight of management’s conduct of our financial reporting process. During the fiscal year ended November 6, 2010, the audit committee was comprised of Messrs. Robert Saltsman, Robert Holliday and Richard Barberie, each of whom is “independent” under current NASDAQ rules. For the fiscal year ended November 6, 2010 the audit committee:

•	Reviewed and discussed our fiscal 2010 audited financial statements with management and representatives of Crowe Horwath LLP, our independent public accountants (“Crowe Horwath”);

•	Discussed with Crowe Horwath the matters required to be discussed by Statement on Auditing Standards No. 61, as amended;

•

Received the written disclosures and the letter from Crowe Horwath mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with Crowe Horwath its independence; and

•

Based on the foregoing review, discussions and disclosures, recommended to the board of directors that our audited financial statements for the fiscal year ended November 6, 2010 be included in our annual report on Form 10-K for the fiscal year for filing with the U.S. Securities and Exchange Commission.

Robert Saltsman, Chairman Robert Holliday Richard Barberie

CERTAIN TRANSACTIONS

During the fiscal years ended 2010 and 2009, there have been no related party transactions required to be disclosed under SEC rules.

PROPOSAL 2: APPROVAL OF THE INCENTIVE STOCK PLAN

In June 2011, our Board of Directors adopted, subject to shareholder approval, the Nobility Homes, Inc. 2011 Stock Incentive Plan (the “Plan”), providing for the issuance of options to purchase shares of our common stock, stock appreciation rights and other stock-based awards to employees and non-employee directors. A total of 300,000 shares have been reserved for issuance under the Plan, all of which may be issued pursuant to the exercise of incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan will be adopted if a majority of the shares voted at the annual meeting with respect to the Plan are voted for approval thereof. For this purpose, abstentions and broker non-votes will not be counted.

A summary of the Plan follows. The summary is not complete and is qualified in its entirety by the Plan itself, a copy of which is attached to this proxy statement as Appendix A.

Summary of the Plan

Purpose; Eligibility. The purpose of the Plan is to assist us in attracting and retaining highly competent individuals to serve as employees and non-employee directors who will contribute to our success, and in motivating such persons to achieve long-term objectives that will inure to the benefit of all of our shareholders. Our and our affiliates’ employees and non-employee directors are eligible to receive awards under the Plan. As of June 3, 2011, there were approximately 98 employees (including executive officers and inside directors) and three non-employee directors considered eligible to receive awards under the Plan.

Administration. The Plan will be administered by the Compensation Committee of our Board of Directors (the “Committee”), unless the Committee shall not be in existence at any time, in which case our Board of Directors will administer the Plan. To the extent permitted by applicable law and stock exchange rules, our Board of Directors may, in its discretion, delegate to another committee of the Board of Directors or to one or more of our officers, or the Committee may delegate to one or more of our officers, any or all of their respective authority and responsibility, except that such delegation is not permitted with respect to any awards granted to participants in the Plan who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, or Section 162(m) of the Code. Subject to the terms of the Plan and applicable law, in addition to the rights specifically afforded the Committee under the Plan, the Committee will have the authority to, among other things: (a) select the participants in the Plan; (b) determine the type, amount, duration, and other terms and conditions of each award; (c) interpret and administer the Plan and any instrument or agreement relating to, or award made under, the Plan; (d) waive any conditions or other restrictions with respect to an award, prospectively or retroactively; (e) amend, alter, suspend, discontinue, or terminate any award, prospectively or retroactively; (f) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any award or any award agreement in the manner and to the extent it shall deem desirable to carry the Plan or such award into effect; (g) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (h) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or any award. All awards will be non-transferable except as may be expressly permitted by the Committee with respect to beneficiaries or certain family members of the participant.

Stock Options and Stock Appreciation Rights. The Committee may grant options under the Plan, and will determine whether the options will be either Incentive Stock Options, which permit favorable income tax treatment for the participant if certain conditions are met, or non-qualified options not entitled to such tax treatment. Under the Code, only employees may receive Incentive Stock Options and such options must be granted within 10 years from the date of adoption of the Plan. For each option granted, the Committee will determine the exercise price, which cannot be less than 100% of the fair market value of a share of common stock on the date of grant, the expiration date, which cannot be longer than ten years after the grant date, and all other terms and conditions, including conditions for exercisability and the permitted methods of paying the exercise price (which may include delivering shares of our common stock). The Plan generally does not permit the repricing of options and provides that the grant date of an option may not be prior to the date the Committee takes action to approve the option. In the case of an Incentive Stock Option granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of our company, the exercise price must be at least 110% of the fair market value of a share of the common stock on the date of grant and the option term cannot exceed five years. The aggregate fair market value (determined at the time the option is granted) of shares with respect to which Incentive Stock Options may be granted to any one individual under the Plan, or any other plan of ours or of any of our parent or subsidiary entities, which stock options are exercisable for the first time during any calendar year, may not exceed $100,000. For purposes of the Plan, the fair market value of a share of our common stock is generally determined as the closing sales price of a share on the stock exchange on the date in question, or if no sales occur on the date in question, then the closing sales price on the first preceding day on which a sale did occur.

The Committee may also grant stock appreciation rights under the Plan. A stock appreciation right (“SAR”) entitles the recipient to receive at the time of exercise the difference between the fair market value of a share of our common stock on the date of exercise and the SAR grant price, in cash, shares of common stock or other property, or a combination, as determined in the discretion of the Committee. SARs are generally subject to the same provisions of the Plan governing options.

No participant may receive options or SARs under the Plan for an aggregate of more than 150,000 shares during the term of the Plan.

Other Stock-Based Awards. The Plan also permits the Committee to grant other stock-based awards, including but not limited to performance awards, restricted stock awards and restricted stock units. For each stock-based award granted, the Committee will determine all terms and conditions for the award, including the conditions, if any, that must be met for a participant to vest in, or realize the value of, the award. If a stock-based award requires that one or more performance goals be achieved for a participant to vest in, or realize some or all of the value of, an award, then the award must have a performance period of at least one fiscal year of the company. If an award of restricted stock or restricted stock units vest based solely on the passage of time, then the award must have a minimum ratable annual vesting period of three years from the date of grant, although the Committee may provide that vesting will occur in whole or in part upon the participant’s termination of employment due to death, disability, or retirement, a termination of employment without cause, or upon a change of control.

Performance Awards. A performance award grants the participant the right to receive a payment contingent upon the extent to which one or more performance goals have been met during a performance period. Performance awards may be paid in shares of common stock or cash, or a combination of the two, as the Committee determines.

Restricted Stock Awards. A restricted stock award is an award of one or more shares of common stock that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer. Restricted Stock Units. A restricted stock unit is the right to receive a payment equal to the fair market value of a share of our common stock. Restricted stock units may be paid in shares of our common stock or cash, or a combination of the two, as the Committee determines.

Limit on Stock-Based Awards. The Plan provides that no participant may be granted other stock-based awards that would result in the participant receiving:

(a) awards of restricted stock or restricted stock units relating to more than [150,000] shares during any fiscal year of the company;

(b) with respect to a performance award, payment of more than $[2,000,000] in respect of any performance periods beginning in the same fiscal year of the company; or

(c) any other stock-based awards with an aggregate fair market value of more than $[2,000,000], determined as of the date of grant, during any fiscal year of the company.

In addition, in no event may more than 30,000 shares of our common stock be issuable under stock-based awards that are granted as other than performance awards, restricted stock or restricted stock units.

Performance Goals. The Plan sets forth the permissible performance goals for awards that will vest, become exercisable or be paid based upon the achievement of performance goals, which are the following:

• net earnings;	• return on revenues;

• net earnings attributable to common shareholders;	• operating working capital;

• operating income;	• working capital as a percentage of net sales;

• income from continuing operations;	• cost of capital;

• net sales;	• average accounts receivable;

• cost of sales;	• economic value added;

• gross income;	• performance value added;

• earnings (including before taxes, and/or interest and/or depreciation and amortization);	• customer satisfaction;

• net earnings per share (including diluted earnings per share);	• customer loyalty and/or retention;

• price per share;	• employee safety;

• cash flow;	• employee engagement;

• net cash provided by operating activities;	• market share;

• net cash provided by operating activities less net cash used in investing activities;	• system reliability;

• net operating profit;	• cost structure reduction;

• pre-tax profit;	• regulatory outcomes;

• ratio of debt to debt plus equity;	• diversity;

• return on shareholder equity;	• cost savings;

• total shareholder return;	• operating goals;

• return on capital;	• operating margin;

• return on assets;	• profit margin;

• return on equity;	• sales performance; and

• return on investment;	• internal sales growth.

In addition, in the case of awards that the Committee determines will not be considered performance-based compensation under Code Section 162(m), or for purposes of reducing the amount payable under an award that is considered performance-based compensation under Code Section 162(m), the Committee may establish other performance goals not listed above.

Change of Control. The Committee may specify in any award agreement the effect of a change of control of the company upon the award. If the award agreement, or any other agreement between us or an affiliate and the participant, does not specify the effect of a change of control on the award, then:

(a) If the successor or surviving corporation (or parent thereof) in a change of control transaction so agrees, then, without the consent of any participant, some or all of the awards may be assumed, or replaced with the same type of award with similar terms and conditions, with appropriate adjustments, in the change of control transaction.

(b) If any award is not so assumed or replaced, then the Committee may determine that, upon or immediately prior to the change of control, any or all outstanding awards may become vested or deemed earned in whole or in part, and may determine whether such awards, whether or not then vested or earned, will be cancelled as of the date of the change of control in exchange for a payment in cash and/or shares equal to: (1) in the case of an option or SAR, the excess of the fair market value on the date of the change of control of the shares covered by the vested portion of the option or SAR that has not been exercised over the exercise or grant price of such shares under the award; (2) in the case of restricted stock, restricted stock units or any similar full-value stock-based awards, the fair market value of a share on the date of the change of control multiplied by the number of vested shares or equivalents subject to the award; and (3) in the case of performance awards measured in relation to a value other than the fair market value of a share, the amount earned or deemed earned under such award.

(c) With respect to awards that are assumed or replaced, or awards not cancelled, if a participant’s employment or service is terminated without cause or for good reason (as such terms are defined in the participant’s award agreement or as defined by the Committee) within two years following a change of control of the company, then upon the date of such termination of employment or service, all of the participant’s outstanding awards will vest or be deemed to have been earned (assuming the target performance goals were met, if applicable), and with respect to options or SARs, the participant may elect to cancel such awards in exchange for a payment in cash and/or shares equal to the excess of the fair market value on the date of such termination of the shares covered by the portion of the option or SAR that has not been exercised over the exercise or grant price of such shares under the award.

A change of control of the company is generally deemed to have occurred if:

•	any person or group becomes the beneficial owner of our securities representing 50% or more of the combined total value or voting power of our outstanding securities;

•	during any twelve month period, the majority of our board of directors are replaced by persons whose appointment or election is not endorsed by a majority of the board; or

•	during any twelve month period, there is a change in the ownership of a substantial portion of our assets (other than certain transfers to shareholders or controlling groups).

Adjustments. If (a) we are at any time involved in a merger or other transaction in which our shares are changed or exchanged; (b) we subdivide or combine shares or we declare a dividend payable in shares, other securities or other property; (c) we effect a cash dividend the amount of which, on a per share basis, exceeds ten percent (10%) of the fair market value of a share at the time the dividend is declared, or we effect any other dividend or other distribution on the shares in the form of cash, or a repurchase of shares, that the Committee determines is special or extraordinary in nature or that is in connection with a transaction that is a recapitalization or reorganization involving shares; or (d) any other event shall occur, which, in the judgment of the Committee, necessitates an adjustment to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee is required to adjust the number of shares available for issuance under the Plan, the per participant share limits described in the Plan, the number of shares subject to outstanding awards, the exercise or grant price of outstanding awards, or make certain other adjustments. In addition, if we assume, or an affiliate assumes, outstanding awards or the right or obligation to make future awards in connection with the acquisition of another business or another corporation or business entity, then the Committee may make adjustments to achieve reasonable comparability or other equitable relationship between the assumed awards and the awards granted to participants. The Committee also may make such other adjustments as it deems necessary to take into consideration any other event (including accounting changes) if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Plan. However, no adjustment with respect to awards of Incentive Stock Options is authorized to the extent that such authority would cause the Plan to violate the Code provisions governing such options; any adjustment with respect to awards of options or SARs that are exempt from Code Section 409A shall comply with the regulations that specify how such adjustments may be made; and awards will only be subject to such adjustments as are necessary to maintain the proportionate interest of the participant and preserve, without exceeding, the value of the awards.

Termination; Amendment. The Plan will terminate on the tenth anniversary of the effective date, but the Board of Directors or the Committee will also have the right and the power to terminate the Plan at any prior time. No award may be granted under the Plan after such termination, but such termination shall not have any other effect, and any award outstanding at the time of such termination will continue in effect in accordance with its terms.

The Committee may amend, alter, or suspend the Plan at any time, except that shareholders must approve any amendment of the Plan to the extent we determine such approval is required by applicable law; and shareholders must approve any amendment to materially increase the number of shares specified in certain provisions of the Plan or an amendment to the provisions prohibiting the repricing of options and SARs.

The Committee is authorized to amend the Plan and to make any modifications to award agreements to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code, and to make any other amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and Section 162(m).

Certain Federal Income Tax Consequences

The following summarizes certain federal income tax consequences of awards granted under the Plan. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant, exercise or payment of awards and the disposition of any acquired shares.

Stock Options. The grant of a stock option under the Plan will create no income tax consequences to us or to the recipient.

A participant who exercises a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an Incentive Stock Option, except that the alternative minimum tax may apply. If the participant holds the shares acquired under an Incentive Stock Option for two years from the date of grant and one year from the date of exercise, then the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an Incentive Stock Option and we will not be allowed a deduction. If the participant disposes of the shares of common stock acquired pursuant to the exercise of an Incentive Stock Option prior to the end of such two- and one-year holding periods, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights. The grant of an SAR under the Plan will create no income tax consequences to us or to the recipient. A participant who exercises an SAR will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the SAR is settled in shares of our common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

Restricted Stock. Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the tax basis (i.e., the fair market value of the common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Restricted Stock Units. A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock unit are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Awards. The grant of performance awards will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares or a cash payment at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares or cash payment received, except that if the participant receives shares of restricted stock in payment of the performance award, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. If performance awards are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Withholding. We retain the right to deduct or withhold, or require the participant to remit to us, an amount sufficient to satisfy the federal, state and local and foreign taxes required by law or regulation to be withheld with respect to any taxable event as a result of the Plan.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code limits our deduction for compensation paid to certain executive officers to $1 million per executive per taxable year unless such compensation is considered “qualified performance-based compensation” within the meaning of Code Section 162(m) or is otherwise exempt from Code Section 162(m). The Plan is designed so that awards may qualify for this exemption.

Treatment of “Excess Parachute Payments.” The accelerated vesting or payment of awards under the Plan upon or following a change of control of the company could result in a participant being considered to receive “excess parachute payments” (as defined in Code Section 280G), which payments are subject to a 20% excise tax imposed on the participant. In addition, we would not be able to deduct the excess parachute payments made to a participant.

Additional Taxes to Participants. Under Code Section 409A of the Code, if awards under the Plan are neither exempt from nor compliant with the provisions of such Code section, then the participant will be required to include the value of the award in income at the time the award is no longer subject to a substantial risk of forfeiture and will be required to pay an additional 20% income tax, plus interest. It is intended that all awards under the Plan either be exempt from or compliant with Code Section 409A.

New Plan Benefits

We cannot currently determine the awards that may be granted under the Plan in the future to the executive officers named in this proxy statement, or other officers, employees, directors. The Committee will make such determinations from time to time.

The Board of Directors recommends a vote “FOR” approval of the Nobility Homes, Inc. 2011 Stock Incentive Plan. All proxies solicited by the Board of Directors will be so voted unless shareholders specify in their proxies a contrary choice.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of November 6, 2010 with respect to our equity securities that may be issued under our existing equity compensation plans. The table does not include employee benefit plans intended to meet the qualification requirements of Section 401(a) of the Code. All equity compensation plans are described more fully in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended November 6, 2010.

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders (1)	120,110	$22.34	178,650
Equity compensation plans not approved by security holders	0	—	0

Total	120,110	$22.34	178,650

(1)	Includes the Nobility Homes Stock Incentive Plan, which was previously approved by our shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On May 4, 2010, Nobility Homes, Inc. notified McGladrey & Pullen, LLP, the Company’s independent registered auditor since June 8, 2007, that it was dismissed as independent registered auditor for the Company. The decision to dismiss McGladrey & Pullen, LLP was recommended and approved by the audit committee of the Company’s Board of Directors on May 4, 2010.

The audit reports of McGladrey & Pullen, LLP on the consolidated financial statements of Nobility Homes, Inc. and subsidiaries as of and for the years ended fiscal years ended

October 31, 2009 and November 1, 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended October 31, 2009 and November 1, 2008 and the subsequent interim period through May 4, 2010, there were: (1) no disagreements between the Company and McGladrey & Pullen, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused McGladrey & Pullen, LLP to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

A copy of the letter dated May 7, 2010 furnished by McGladrey & Pullen, LLP is attached as Exhibit 16.1 to our current report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2010.

The board of directors has selected Crowe Horwath, LLP to serve as our independent certified public accountants for the current fiscal year ending November 5, 2011. A representative of Crowe Horwath is expected to be present at the annual meeting of shareholders and will be accorded the opportunity to make a statement, if he or she so desires, and to respond to appropriate questions from shareholders.

The following table provides information relating to the fees Crowe Howath and McGladrey Pullen, LLP billed or will bill to us for the fiscal years ended November 6, 2010 and October 31, 2009.

	Audit Fees		Tax Fees	All Other Fees		Total Fees
Fiscal Year 2010
Crowe Horwath	$58,000		$0	$0		$58,000
McGladrey Pullen	$5,839		$0	$0		$5,839
Fiscal Year 2009:
McGladrey Pullen	$68,000	(1)	$0	$8,355	(2)	$76,355

(1)	Audit fees include all fees for services in connection with the annual audit of our financial statements and review of our quarterly financial statements.
(2)	All other fees for fiscal year 2009 include fees related to assistance with comment letters from the Securities and Exchange Commission.

All decisions regarding selection of independent accounting firms and approval of accounting services and fees are made by our audit committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002. There are no exceptions to the policy of securing pre-approval of our audit committee for any service provided by our independent accounting firm.

SHAREHOLDER PROPOSALS AND

COMMUNICATION WITH THE BOARD OF DIRECTORS

Any shareholder desiring to present a proposal to be included in our proxy statement pursuant to Rule 14a-8 for the next annual meeting of the shareholders scheduled to be held in early March 2012, should submit a written copy of such proposal to our principal offices no later than October 6, 2011. Notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely if received after December 20, 2011, and the persons named in proxies solicited by our board for the annual meeting of shareholders to be held in 2012 may exercise discretionary voting power with respect to any such proposal as to which we do not receive timely notice. Proposals should be submitted by certified mail, return receipt requested.

Shareholders who wish to communicate with the board of directors or with a particular director may send a letter to our corporate secretary at P.O. Box 1659, Ocala, Florida 34478. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters should identify the author as a shareholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors. Our corporate secretary will make copies of all such letters and circulate them to the appropriate director or directors.

We do not have a formal policy requiring directors to attend annual meetings. However, because the annual meeting generally is held on the same day as a regular board meeting, we anticipate that directors will attend the annual meeting unless, for some reason, they are unable to attend the board meeting on the same date. All directors attended the 2010 annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE SHAREHOLDER MEETING

TO BE HELD ON JULY 19, 2011

A copy of our annual report for the fiscal year ended November 6, 2010 accompanies this proxy statement. The proxy statement and our annual report to shareholders are also available online at: www.nobilityhomes.com/investor relations. A shareholder who would like to obtain an additional copy of the proxy statement or annual report may obtain one by (i) writing to our corporate secretary at Post Office Box 1659, Ocala, Florida 34478; (ii) by calling our corporate secretary at the following toll-free number 1-800-476-6624; or (iii) by downloading a copy at www.nobilityhomes.com/investor relations. A shareholder who would like to obtain directions to the annual meeting may (i) write to our corporate secretary at the address above or (ii) call the corporate secretary at the toll-free number listed above.

OTHER MATTERS

Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by us. We do not expect to pay any compensation for the solicitation of proxies but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses of sending proxy material to principals and obtaining their proxies.

Please specify your choices, date, sign and return the enclosed proxy in the enclosed envelope, postage for which has been provided. A prompt response is helpful. Your cooperation will be appreciated.

Appendix A

NOBILITY HOMES, INC.

2011 STOCK INCENTIVE PLAN

Article I Purpose

1.1 The purpose of this Nobility Homes, Inc. 2011 Stock Incentive Plan (“Plan”) is to assist Nobility Homes, Inc. and its Affiliates in attracting and retaining highly competent individuals to serve as Employees and Non-Employee Directors who will contribute to the Company’s success, and in motivating such persons to achieve long-term objectives which will inure to the benefit of all shareholders of the Company.

Article II Definitions

2.1 Affiliate shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

2.2 Award means any award made under the Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2).

2.3 Award Agreement means a written agreement or other document specifically setting forth the terms and conditions of an Award.

2.4 Board means the Board of Directors of the Company.

2.5 Change of Control means the occurrence of any one of the following events:

(a) any one person, or more than one person acting as a group, other than Excluded Persons, acquires ownership of common stock of the Company that, together with common stock held by such person or group, possesses more than fifty percent (50%) of the total fair market value or total voting power of the common stock of the Company; provided, however, that if any one person, or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the common stock of the Company, the acquisition of additional common stock by the same person or persons will not be considered a Change in Control. Notwithstanding the foregoing, an increase in the percentage of common stock of the Company owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its common stock in exchange for property will be treated as an acquisition of common stock of the Company for purposes of this clause (i);

(b) during any period of twelve (12) consecutive months, individuals who at the beginning of such period constituted the Board (together with any new or replacement directors whose election by the Board, or whose nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

(c) any one person, or more than one person acting as a group, other than Excluded Persons, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or persons) assets from the Company, outside of the ordinary course of business, that have a gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this Section 2.5(c), “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding anything to the contrary in this Agreement, the following shall not be treated as a Change in Control under this Section 2.5(c):

(i)	a transfer of assets from the Company to a shareholder of the Company (determined immediately before the asset transfer);

(ii)	a transfer of assets from the Company to an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company or Excluded Persons;

(iii)	a transfer of assets from the Company to a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding capital stock of the Company; or

(iv)	a transfer of assets from the Company to an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (iii) above.

Notwithstanding the foregoing, no “Change in Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, or if the sole purpose of the transaction is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before such transaction.

2

With respect to an Award that is considered deferred compensation subject to Code Section 409A, a “Change in Control” shall not be deemed to have occurred unless such event also satisfies the requirements of a change of control under Code Section 409A.

For purposes hereof, “Excluded Persons” means (1) any member of the Trexler family, or any group consisting of the foregoing persons; (2) any entity in which any person or group described in (1) owns more than fifty percent (50%) of the voting securities of such entity; (3) any trust established for the benefit of any person or group of persons referenced in (1) and/or (2); (4) any group consisting of the foregoing persons and/or entities; or (5) any employee benefit trust maintained by the Company.

2.6 Code means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular provision of the Code shall include the regulations promulgated thereunder and any subsequently enacted successor provision thereto.

2.7 Committee means a committee of the Board designated by the Board to administer the Plan, which committee shall be composed of not less than two directors, each of whom shall qualify as an “outside director,” as defined in Section 162(m) of the Code, in the event that and so long as the Company shall be subject to such provision, and as a “Non-Employee Director” within the meaning of Rule 16b-3, in the event that and so long as the Company shall have a class of securities registered under Section 12 of the Exchange Act.

2.8 Company means Nobility Homes, Inc., or any successor thereto.

2.9 Employee means any officer or other employee of the Company or of any Affiliate.

2.10 Exchange Act means the Securities Exchange Act of 1934, as amended. Any reference to a particular provision of the Exchange Act shall include the regulations promulgated thereunder and any subsequently enacted successor provision thereto.

2.11 Fair Market Value means, per Share on a particular date, the closing sales price on such date on the national securities exchange on which the Shares are then traded, as reported in The Wall Street Journal or other online sources, or if no sales of Shares occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used. Notwithstanding the foregoing, in the case of the sale of Shares on an exchange or market, the actual sale price shall be the Fair Market Value of such Shares. With respect to any property other than Shares, Fair Market Value means the fair market value of such property determined by such methods as shall be established from time to time by the Committee.

3

2.12 Incentive Stock Option means an Option that meets the requirements of Code Section 422.

2.13 Insider means a Participant who is subject to Section 16 of the Exchange Act.

2.14 Non-Employee Director means a member of the Board who is not an employee of the Company or any Affiliate.

2.15 Non-Qualified Stock Option means an Option that is not an Incentive Stock Option.

2.16 Option means any option to purchase Shares granted pursuant to the Plan.

2.17 Participant shall mean any Employee or any Non-Employee Director granted an Award.

2.18 Performance Award means the right to receive a payment (measured by (i) the Fair Market Value of a specified number of Shares at the end of the Award period, (ii) the increase in the Fair Market Value of a specified number of Shares during the Award period or (iii) a fixed cash amount payable at the end of the Award period) contingent upon the extent to which one or more Performance Goals have been met during an Award period. Payment may be made in cash, in Shares or a combination of the two, as the Committee determines.

2.19 Performance Goals means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more Affiliates or other business units: net earnings; net earnings attributable to common shareholders; operating income; income from continuing operations; net sales; cost of sales; gross income; earnings (including before taxes, and/or interest and/or depreciation and amortization); net earnings per share (including diluted earnings per share); price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; pre-tax profit; ratio of debt to debt plus equity; return on shareholder equity; total shareholder return; return on capital; return on assets; return on equity; return on investment; return on revenues; operating working capital; working capital as a percentage of net sales; cost of capital; average accounts receivable; economic value added; performance value added; customer satisfaction; customer loyalty and/or retention; employee safety; employee engagement; market share; system reliability; cost structure reduction; regulatory outcomes; diversity; cost savings; operating goals; operating margin; profit margin; sales performance; and internal sales growth. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee and to the extent consistent with Code Section 162(m), will exclude the effects of the following: (i) charges for reorganizing and restructuring, (ii) discontinued operations, (iii) asset write-downs, (iv) gains or losses on the disposition of a business, (v) mergers, acquisitions or dispositions, and (vi) extraordinary, unusual and/or non-recurring items of gain or loss, that in all of the foregoing the Company identifies in its audited financial statements, including footnotes, or the Management’s Discussion and Analysis section of the Company’s annual report. Also, the Committee may, to the extent consistent with Code Section 162(m), appropriately adjust any evaluation of

4

performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in laws or regulations affecting reported results; and (iii) changes in tax or accounting principles, regulations or laws. In addition, in the case of Awards that the Committee determines will not be considered performance-based compensation under Code Section 162(m), or for purposes of reducing the amount payable under an Award that is considered performance-based compensation under Code Section 162(m), the Committee may establish other Performance Goals not listed in this Plan. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

2.20 Plan means the Nobility Homes, Inc. 2011 Stock Incentive Plan as set forth herein, and as the same may be amended from time to time.

2.21 Restricted Stock means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer.

2.22 Restricted Stock Unit means the right to receive a payment equal to the Fair Market Value of one Share. Payment may be made in cash, in Shares or a combination of the two, as the Committee determines.

2.23 Rule 16b-3 means Rule 16b-3 as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule may be amended from time to time, and any successor rule.

2.24 Shares mean the shares of common stock of the Company and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4.3 of the Plan.

2.25 Stock Appreciation Rights mean Awards granted pursuant to Section 5.2.

2.26 Ten Percent Shareholder means a person owning common stock of the Company or an Affiliate possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in Section 422 of the Code.

5

Article III Administration

3.1 Committee Administration. The Committee shall administer the Plan. If at any time the Committee shall not be in existence, the Board shall administer the Plan and all references herein to the Committee shall mean the Board. Subject to the terms of the Plan and applicable law, in addition to the rights specifically afforded the Committee hereunder, the Committee shall have full power and authority to: (i) select the Employees and Non-Employee Directors who will be Participants; (ii) determine the type, amount, duration, and other terms and conditions of each Award (including whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property and whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee (provided that any such deferral is in accordance with Code Section 409A)); (iii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (iv) waive any conditions or other restrictions with respect to an Award, prospectively or retroactively; (v) amend, alter, suspend, discontinue, or terminate any Award, prospectively or retroactively, (vi) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan or such Award into effect; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or any Award.

3.2 Delegation of Authority. To the extent permitted by applicable law and stock exchange rules, the Board may, in its discretion, delegate to another committee of the Board or to one or more officers of the Company, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility; provided that no such delegation is permitted with respect to Awards granted to Participants subject to Section 16 of the Exchange Act or Section 162(m) of the Code. To the extent that the Board or Committee has delegated such authority and responsibility, all references to the Board or Committee herein shall include such other committee or one or more officers. Unless otherwise expressly provided in the Plan, all determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons.

3.3 Indemnification. No member or former member of the Board, the Committee, or any delegee of the Board or Committee pursuant to Section 3.2 shall be liable for any action or inaction or determination made in good faith with respect to the Plan or any Award. To the maximum extent permitted by applicable law and by the Company’s Articles of Incorporation and Bylaws, each such person shall be indemnified and held harmless by the Company against any cost or expense and liability (including any sum paid in settlement of a claim with the approval of the Company), arising out of any act or omission to act in connection with the Plan. Costs and expenses to be indemnified hereunder shall include reasonable attorney’s fees and expenses as incurred, provided that the person being indemnified agrees to repay in full amounts advanced hereunder in the event of a final determination by a court that such person is not entitled to indemnification hereunder.

6

Article IV Shares

4.1 Number of Shares Available. Subject to Section 4.3, the maximum number of Shares which may be issued under the Plan and as to which Awards may be granted is 300,000 Shares, any or all of which may be issued pursuant to the exercise of Incentive Stock Options. Shares may be issued from authorized but unissued shares or from treasury shares.

4.2 Shares Subject to Terminated Awards. The (i) Shares covered by any unexercised portions of terminated Options, and (ii) Shares subject to any Awards which are otherwise surrendered by the Participant and as to which Shares no Participant has received any payment or other benefit of ownership with respect thereto, may again be subject to new Awards, including Incentive Stock Options. In the event the exercise price of an Option is paid in whole or in part through the delivery of Shares or the surrender of an unexercised Option, the gross number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares used to measure the amount payable to a Participant in respect of an earned Performance Award and Shares issued in payment of Performance Awards which are denominated in cash amounts shall not again be available for the grant of Awards under the Plan.

4.3 Adjustments. If (i) the Company shall at any time be involved in a merger or other transaction in which Shares are changed or exchanged; (ii) the Company shall subdivide or combine Shares or the Company shall declare a dividend payable in Shares, other securities or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Committee determines by resolution is special or extraordinary in nature or that is in connection with a transaction that is a recapitalization or reorganization involving Shares; or (iv) any other event shall occur, which, in the case of this subsection (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Awards, including Incentive Stock Options, (ii) the number of Shares described in Sections 5.3 and 6.2, (iii) the number and type of Shares subject to outstanding Awards, and (iv) the grant, purchase, or exercise price with respect to any Award; or, in lieu thereof and if deemed appropriate, make provisions for a cash payment to the holder of an outstanding Award. In addition, in the event the Company or any Affiliate shall assume outstanding awards or the right or obligation to make future awards in connection with the acquisition of another business or another corporation or business entity, then the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards granted to Participants as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted to Participants. The Committee also may make such other adjustments as it deems necessary to take into consideration any other event (including accounting changes) if the Committee determines that such adjustment is appropriate to avoid distortion in the operation of the Plan. However, in each case, (x) no adjustment with respect to Awards of Incentive Stock Options shall be authorized hereunder to the extent that such authority would cause the Plan to violate

7

Section 422(b)(1) of the Code, (y) any adjustment with respect to Awards of Options or Stock Appreciation Rights that are exempt from Code Section 409A shall comply with the provisions of Treasury Regulation Section 1.409A-1(b)(5)(v)(B) and (z) Awards shall only be subject to such adjustments as shall be necessary to maintain the proportionate interest of the Participant and preserve, without exceeding, the value of the Awards.

Notwithstanding the foregoing, if the Company shall subdivide the Shares or the Company shall declare a dividend payable in Shares, and if no action is taken by the Committee, then the adjustments contemplated by this Section 4.3 that are proportionate shall nevertheless automatically be made as of the date of such subdivision of the Shares or dividend in Shares.

Article V Stock Options and Stock Appreciation Rights

5.1 Grant of Option. The Committee is hereby authorized to grant Options to Employees and Non-Employee Directors with such terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(a) Exercise Price; Grant Date; Term. The exercise price per Share purchasable under an Option shall be determined at the time of grant and shall be not less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price per share shall be no less than 110% of the Fair Market Value of a Share on the date of grant. The Committee shall determine the grant date of each Option, which shall not be any day prior to the date that the Committee approves the grant, and the term of each Option, which shall not be longer than ten years after the date the Option is granted.

(b) Exercisability and Method of Exercise. An Option Award may contain such Performance Goals and waiting periods, and shall become exercisable in such manner and within such period or periods and in such installments or otherwise, as shall be determined by the Committee at the time of grant. The Committee shall also determine the method by which, and the form (including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price), in which payment of the Option exercise price may be made (including net exercise or payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Shares may be issued directly to the Participant’s broker or dealer upon receipt of the purchase price in cash from the broker or dealer).

(c) Incentive Stock Options. The terms of any Incentive Stock Option shall comply in all respects with the provisions of Code Section 422. Non-Employee Directors are not eligible to be granted Incentive Stock Options. Notwithstanding any provision in the Plan to the contrary, no Incentive Stock Option may be granted hereunder after the tenth anniversary of the date of adoption of the Plan by the Board.

(d) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Employee Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any Affiliate (which is

8

required to be taken into account under Code Section 422) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any of the foregoing provisions not be necessary in order for the Options to quality as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company, except as otherwise required by law.

5.2 Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Employees and Non-Employee Directors, in such amounts as it shall determine. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. The Committee shall determine all other terms and conditions of a Stock Appreciation Right, including but not limited to the term (which shall not be longer than ten years after the date the Stock Appreciation Right is granted), methods of exercise, and methods of settlement (including whether Stock Appreciation Rights will be settled in cash, Shares, other securities, other Awards, or other property, or any combination thereof). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

5.3 Compliance With Code Section 162(m). Notwithstanding any other provision of the Plan, the maximum number of Shares with respect to which Options and Stock Appreciation Rights, in the aggregate, may be awarded to any individual Employee Participant during any fiscal year is 150,000 Shares. For purposes of this limitation, Shares subject to Options and Stock Appreciation Rights which are cancelled shall be counted against the maximum number of Shares with respect to which Options and Stock Appreciation Rights may be awarded to any individual Employee under the Plan, and if the exercise price of Options or the grant price of Stock Appreciation Rights is changed (other than pursuant to an adjustment under Section 4.3 or Section 7.3 hereof), the transaction shall be treated as a cancellation of the Option or Stock Appreciation Right and a grant of a new Option or Stock Appreciation Right, as the case may be. The Committee at any time may in its sole discretion limit the number of Options and/or Stock Appreciation Rights that can be exercised in any taxable year of the Company, to the extent necessary to prevent the application of Section 162(m) of the Code (or any similar or successor provision), provided that the Committee may not postpone the earliest date on which Options or Stock Appreciation Rights can be exercised beyond the last day of the stated term of such Options or Stock Appreciation Rights.

Article VI Other Share-Based Awards

6.1 Grant of Other Awards. Other Awards, valued in whole or in part by reference to, or otherwise based on, Shares, including but not limited to Performance Awards, shares of Restricted Stock, and Restricted Stock Units, may be granted either alone or in addition to or in conjunction with other Awards for such consideration, if any, and in such amounts and having such terms and conditions as the Committee may determine, subject to the following limitations:

9

(a) Any Award that provides for purchase rights with respect to Shares shall be priced at no less than 100% of Fair Market Value on the grant date of the Award.

(b) In the case of any Award of Restricted Stock or Restricted Stock Units subject to restrictions that lapse solely over a specified period of time, no such restrictions may lapse as to any portion of such Award before the first anniversary of the date such Award was granted, as to two-thirds of such Award before the second anniversary of the date such Award was granted, or as to the remaining one-third of such Award before the third anniversary of the date such Award was granted; provided that Committee may provide that the Award will be deemed earned in whole or in part upon the Participant’s termination of employment as a result of death or disability, or upon a Change of Control, and with respect to Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code, upon the Participant’s retirement.

(c) In the case of any Award that vests, or that is realized, upon the achievement of one or more Performance Goals, the Award must have a performance period of at least one fiscal year of the Company; provide that the Committee may provide that the Award will be deemed earned in whole or in part upon the Participant’s termination of employment as a result of death or disability, or upon a Change of Control, and with respect to Awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code, upon the Participant’s retirement.

(d) The total number of Awards made under this Article VI that do not constitute Performance Awards, Restricted Stock or Restricted Stock Units and that are valued by reference to the full value of Shares shall be limited to not more than 10% of the total number of Shares available under the Plan pursuant to Section IV.A.

6.2 Participant Limits. Subject to Section 4.3, no Participant may be granted Awards under this Article VI that could result in such Participant:

(a) receiving Awards of Restricted Stock or Restricted Stock Units relating to more than 150,000 shares during any fiscal year of the Company;

(b) receiving, with respect to a Performance Award, payment of more than $2,000,000 in respect of any performance periods beginning in the same fiscal year of the Company; or

(c) receiving other Share-based Awards with an aggregate Fair Market Value of more than $2,000,000, determined as of the date of grant, during any fiscal year of the Company.

10

Article VII Terms Applicable to All Awards Granted Under the Plan

7.1 Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award. If there is any conflict between the provisions of an Award Agreement and the terms of the Plan, the terms of the Plan shall control.

7.2 Awards May Be Granted Separately or Together; No Limitations on Other Awards. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate, and the terms and conditions of an Award need not be the same with respect to each Participant.

7.3 Change of Control; Acceleration; Cancellation. The Committee may specify in any Award Agreement the effect of a Change of Control upon such Award. If the Award Agreement, or any other agreement between the Participant and the Company or an Affiliate, does not specify the effect of a Change of Control on the Award, then:

(a) Upon such Change of Control, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made.

(b) If the provisions of paragraph (a) do not apply with respect to any particular outstanding Award, then the Committee may, in its discretion and without the consent of any Participant (or other person with rights in an Award) affected thereby, determine that, upon or immediately prior to the Change of Control, any or all outstanding Awards shall become vested or deemed earned and any or all outstanding Awards, whether or not then vested or earned, shall be cancelled as of the date of the Change of Control in exchange for a payment in cash and/or Shares (which may include shares or other securities of any surviving or successor entity or the purchasing entity or any parent thereof) equal to: (1) in the case of an Option or Stock Appreciation Right, the excess of the Fair Market Value of the Shares on the date of the Change of Control covered by the vested portion of the Option or Stock Appreciation Right that has not been exercised over the exercise or grant price of such Shares under the Award, provided that if such excess is zero, then the Option or Stock Appreciation Right shall be cancelled without payment therefor; (2) in the case of Restricted Stock, Restricted Stock Units or any similar full-value Share-based Award, the Fair Market Value of a Share on the date of the Change of Control multiplied by the number of vested Shares or equivalents, as applicable,

11

subject to such Award; and (3) in the case of Performance Awards measured in relation to a value other than the Fair Market Value of a Share, the amount earned or deemed earned under such award.

(c) In the event that the Company terminates the Participant’s employment or service without cause (as defined in the Award Agreement or, if not defined therein, as defined by the Committee) or the Participant terminates the Participant’s employment or service for good reason (as defined in the Award Agreement or, if not defined therein, as defined by the Committee), in each case within two years following a Change of Control, then the following provisions shall apply to any assumed Awards or replacement awards described in paragraph (a) and any Awards not cancelled in connection with the Change of Control pursuant to paragraph (b):

(i)	Effective upon the date of the Participant’s termination of employment or service, all outstanding Awards or replacement awards automatically shall vest or be deemed to have been earned (assuming the target performance goals provided under such Award or replacement award were met, if applicable); and

(ii)	(ii) With respect to Options or Stock Appreciation Rights, at the election of the Participant, such Awards or replacement awards shall be cancelled as of the date of such termination in exchange for a payment in cash and/or Shares (which may include shares or other securities of any surviving or successor entity or the purchasing entity or any parent thereof) equal to the excess of the Fair Market Value of the Shares on the date of such termination covered by the portion of the Option or Stock Appreciation Right that has not been exercised over the exercise or grant price of such Shares under the Award.

7.4 Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Board may authorize the issuance in exchange for the cancellation or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

7.5 Limitations on Transfer of Awards. Except as determined otherwise by the Committee, the rights and interest of a Participant under the Plan may not be assigned, alienated, sold, or transferred other than by will or the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code, or the rules thereunder; provided, however, that a Participant may at the discretion of the Committee, be entitled (i) to designate a beneficiary or beneficiaries to exercise his or her rights, to receive any property distributable, with respect to any Award upon the death of the Participant, and (ii) to transfer an Award (other than an Incentive Stock Option) without consideration to such Participant’s children, grandchildren and/or spouse (or to one or more trusts for the benefit of any such family members or to one or more partnerships in which any such family members are the only partners). Except as determined otherwise by the Committee or except to the extent that a transfer of an Award has been permitted hereunder by the Committee, during the lifetime of a Participant, only the Participant personally, or if permissible under applicable law, such individual’s guardian or legal representative, may exercise rights under the Plan. No Award, and no right under any such

12

Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

7.6 Taxes. The Company shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company in connection with such Participant’s Award, and the Company may defer payment or issuance of the cash or Shares upon the grant, exercise or vesting of an Award until a Participant has provided payment for any such tax. The Committee may prescribe in each Award Agreement one or more methods by which the Participant will be permitted or required to satisfy his or her tax withholding obligation, which methods may include, without limitation, the payment of cash by the Participant to the Company and the withholding from the Award, at the appropriate time, of a number of Shares sufficient, based upon the Fair Market Value of such Shares, to satisfy such tax withholding requirements; provided that the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge.

7.7 Rights and Status of Recipients. No employee shall have any right to be granted an Award. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Affiliate, and the grant of an Award to a Non-Employee Director shall not confer any right on such Non-Employee Director to continue as a Director of the Company.

7.8 Awards Not Includable for Benefit Purposes. Income recognized by a Participant pursuant to the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by the Company.

7.9 Share Certificates; Representation by Participants; Registration Requirements. All certificates for Shares delivered pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities Exchange Commission and any applicable federal or state securities laws, and legends may be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participant to represent to the Company in writing that such Participant is acquiring Shares without a view to the distribution thereof. Each Award shall be subject to the requirement that, if at any time (i) the registration or qualification of Shares relating to such Award on any securities exchange or under any state or federal securities laws, or (ii) the approval of any securities exchange or regulatory body is necessary or desirable as a precondition thereto, the Award or the issuance of Shares in connection therewith may not be consummated unless such listing, registration, qualification or approval shall have been effected.

7.10 Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 4.3 or Section 7.3, neither the Committee nor any

13

other person may decrease the exercise price or grant price of any outstanding Option or Stock Appreciation Right after the date of grant, cancel an outstanding Option or Stock Appreciation Right in exchange for cash (other than cash equal to the excess of the Fair Market Value of the Shares subject to such Option or Stock Appreciation Right at the time of cancellation over the exercise or grant price for such Shares), or allow a Participant to surrender an outstanding Option or Stock Appreciation Right to the Company as consideration for the grant of a new Option or Stock Appreciation Right with a lower exercise price or grant price.

7.11 No Guarantee of Tax Treatment. Notwithstanding any provision of this Plan to the contrary, the Company does not guarantee to any Participant or any other person(s) with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

7.12 Participant Responsibilities. If a Participant shall dispose of Stock acquired through exercise of an Incentive Stock Option within either (i) two (2) years after the date the Option is granted or (ii) one (1) year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven (7) days of the date of such disqualifying disposition. In addition, if a Participant elects, under Code Section 83, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code section) is made, rather than at the time the Award vests, such Participant shall notify the Company within seven (7) days of the date the Restricted Stock subject to the election is awarded.

7.13 Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(a) one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan); and

(b) giving the Participant the right to receive dividend payments, dividend equivalents or other distributions with respect to Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, Shares; provided, however, that any such dividends, dividend equivalents or distributions shall be held in the custody of the Company and shall be subject to the same restrictions on transferability and forfeitability that apply to the corresponding Awards; and provided further that neither dividend payments nor dividend equivalent payments shall be made with respect to the Shares subject to Options or Stock Appreciation Rights.

14

Article VIII Amendment and Termination

8.1 Amendment. The Committee may amend, alter, suspend, discontinue, or terminate the Plan at any time, subject to the following limitations:

(a) shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded or (D) any other applicable law; and

(b) shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 4.1, 5.3 or 6.2 (except as permitted by Section 4.3); or (B) an amendment to the provisions of Section 7.10.

The Committee is authorized to amend the Plan and to make any modifications to Award Agreements to comply with Rule 16b-3 and Section 162(m) of the Code, and to make any other amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and Section 162(m) of the Code.

8.2 Amendment, Modification or Cancellation of Awards. Except as provided in Section 7.10 and subject to the requirements of this Plan, the Committee may modify or amend any Award Agreement, or waive any restrictions or conditions applicable to any Award or the exercise of the Award, or amend, modify or cancel any terms and conditions applicable to any Award, in each case by mutual agreement between the Company and the Participant or any other person(s) as may then have an interest in the Award, so long as any such action does not increase the number of Shares issuable under this Plan (except as permitted by Section 4.3), but the Committee need not obtain Participant (or other interested party) consent for any such action that is permitted by the provisions of Section 4.3 or Section 7.3 or for any such action: (i) to the extent the action is deemed necessary by the Committee to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (ii) to the extent the action is deemed necessary by the Committee to preserve favorable accounting or tax treatment of any Award for the Company; or (iii) to the extent the Committee determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant or any other person(s) as may then have an interest in the Award.

8.3 Termination. The Plan shall terminate at the close of business on the tenth anniversary of the effective date, provided, however, the Board or Committee shall have the right and the power to terminate the Plan at any time prior thereto. No Award shall be granted under the Plan after such termination, but such termination shall not have any other effect, and any Award outstanding at the time of such termination shall continue in effect in accordance with its terms.

Article IX General Provisions

9.1 Effective Date of the Plan. The Plan shall be effective as of the date of its adoption by the Board, subject to approval of the Plan by the Company’s shareholders within one

15

year thereafter by a majority of the votes cast at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy. In the event that the Plan is not so approved within such one-year period, all Awards granted under the Plan shall be null and void.

9.2 Unfunded Status of Plan. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any right by virtue of a grant under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

9.3 Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a member of the Board. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(a) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(b) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a member of the Board with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(c) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(d) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, with respect to an Award that is considered deferred compensation subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon the Participant’s “separation from service” within the meaning of Code Section 409A.

9.4 No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

9.5 Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement must be brought within one year (365 days) after the day

16

the complaining party first knew or should have known of the events giving rise to the complaint.

9.6 Miscellaneous. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the state of Florida, without reference to conflict of law principles thereof, and applicable federal laws. Section headings are used in the Plan for convenience only, do not constitute a part of the Plan, and shall not be deemed in any way to be relevant to the interpretation of the Plan or any provision thereof. Whenever possible, each provision in the Plan and every Award shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award shall be held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of the Plan and every other Award shall remain in full force and effect.

17

NOBILITY HOMES, INC. 3741 S.W. 7TH STREET P.O. BOX 1659 OCALA, FL 34478	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M29627-TBD                                  KEEP THIS PORTION FOR YOUR RECORDS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

NOBILITY HOMES, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________
The Board of Directors recommends you vote FOR the following:
Vote on Directors		☐	☐	☐
1.	Election of Directors
Nominees:

01) Terry E. Trexler
02) Richard C. Barberie
03) Robert P. Holliday
04) Robert P. Saltsman
05) Thomas W. Trexler
Vote on Proposal
The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain
2.	Adoption of the Nobility Homes 2011 Incentive Stock Plan.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)	Date

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

M29628-TBD

REVOCABLE PROXY NOBILITY HOMES, INC.

Proxy Solicited on Behalf of the Board of Directors

For Annual Meeting of Shareholders July 19, 2011

The undersigned, having received the Notice of Annual Meeting of Shareholders and Proxy Statement appoints Terry E. Trexler and Jean Etheredge, and each or either of them, as proxies, with full power of substitution and resubstitution, to represent the undersigned and to vote all shares of common stock of Nobility Homes, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on July 19, 2011 and at any and all adjournments thereof, in the manner specified.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ELECTION OF DIRECTORS, AND FOR APPROVAL OF THE NOBILITY HOMES 2011 INCENTIVE STOCK PLAN.

Should any other matters requiring a vote of the shareholders arise, the above named proxies are authorized to vote the same in accordance with their best judgment in the interest of the Company. The board of directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein.

Continued and to be signed on reverse side